UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2019

AVON PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	1-04881	13-0544597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 6, Chiswick Park
London W4 5HR
United Kingdom
(Address of Principal Executive Offices) (Zip Code)

+44-1604-232425
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.25 per share	AVP	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 22, 2019, Avon Products, Inc. (the “Company”) entered into the Agreement and Plan of Mergers (the “Merger Agreement”) among the Company, Natura Cosméticos S.A., a Brazilian corporation (sociedade anônima) (“Parent”), Natura &Co Holding S.A., a Brazilian corporation (sociedade anônima) (“HoldCo”), Nectarine Merger Sub I, Inc., a Delaware corporation and a wholly owned direct subsidiary of HoldCo (“Merger Sub I”), and Nectarine Merger Sub II, Inc., a Delaware corporation and a wholly owned direct subsidiary of Merger Sub I (“Merger Sub II”), as amended by Amendment Number One, dated as of October 3, 2019, by and among the Company, Parent, HoldCo, Merger Sub I and Merger Sub II, and Amendment Number Two, dated as of November 5, 2019, by and among the Company, Natura, HoldCo, Merger Sub I and Merger Sub II.  Pursuant to the terms of the Merger Agreement, (i) HoldCo will, after the completion of certain restructuring steps, hold all issued and outstanding shares of Parent, (ii) Merger Sub II will merge with and into the Company, with the Company surviving the merger and (iii) Merger Sub I will merge with and into HoldCo, with HoldCo surviving the merger and as a result of which each of the Company and Parent will become a wholly owned direct subsidiary of HoldCo (collectively, the “Transactions”).

On December 19, 2019, the Company and HoldCo announced that as of such date, all regulatory approvals required by the Merger Agreement to complete the Transactions have been obtained.  The Transactions are expected to be completed on January 3, 2020, subject to satisfaction of customary closing conditions.

A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statements for Purposes of the “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

Statements in this filing (or in the documents it incorporates by reference) that are not historical facts or information may be “forward-looking statements” that are made pursuant to the safe harbor provisions of Private Securities Litigation Reform Act of 1995.  Among other things, these forward-looking statements may include statements regarding the expected timetable for completing the Transactions.  Because forward-looking statements inherently involve risks and uncertainties, including, but not limited to, the timing and likelihood of completion of the proposed combination of the Company and Natura, actual future results may differ materially from those expressed or implied by such forward-looking statements.  The Company cautions readers that any such statements are based on currently available information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made.  Except as required by law, the Company disclaims any obligation to review or update these forward-looking statements to reflect events or circumstances as they occur.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated December 19, 2019, jointly issued by Avon Products, Inc. and Natura &Co Holding S.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.

By:	/s/ Ginny Edwards
	Name:	Ginny Edwards
	Title:	Vice President, Interim General Counsel and Corporate Secretary

Date: December 19, 2019

Exhibit Index

Exhibit	Description

99.1	Press Release, dated December 19, 2019, jointly issued by Avon Products, Inc. and Natura &Co Holding S.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).